SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2024

Alterola Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-156091	82-1317032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 Hamilton Square Birkenhead Merseyside United Kingdom	CH41 5AR
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 151 601 9477

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Securities registered pursuant to Section 12(b) of the Act: None.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On September 24, 2024, the board of directors of Alterola Biotech, Inc. (the “Company”) determined, upon the recommendation of the Company’s management, and in consultation with the Company’s independent registered public accounting firm, that the Company should restate its previously issued financial statements for quarter ended June 30, 2024 to correct the accounting in its unaudited balance sheets for said quarter.

The restatement relates to an error in the consolidation of the Company’s subsidiaries. The Company does not believe that there is a material impact to the financial statements and the error was an oversight that occurred as part of its internal reorganization with a newly formed subsidiary.

The change in accounting treatment is non-cash in nature, and does not affect revenue, gross margin, net income or income per share or the presentation of its non-GAAP metrics, including funds from operations. The change did not result from a change in published accounting guidance during the relevant time period or override of controls or misconduct, nor has the Audit Committee or Board of the Company been informed of any issues related to an override of controls or misconduct.

The error in the unaudited balance sheet will be corrected in restated financial statements by filing an amended Quarterly Report on Form 10-Q (the “Form 10-Q/A”) in approximately one week from the filing of this Current Report on Form 8-K. Accordingly, the financial statements contained in the Company’s Form 10-Q report for the quarter ended June 30, 2024, filed with the Securities and Exchange Commission should no longer be relied upon in its present format until such time as the restated financial statements are filed.

The Company’s management discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Green Growth CPAs.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEROLA BIOTECH, INC.

Date: September 27, 2024	By	/s/ Timothy Rogers
Timothy Rogers
Executive Chairman

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